UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 21, 2024
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2225 Lawson Lane
Santa Clara, California 95054
(Address of Principal Executive Offices and Zip Code)
(408) 501-8550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 23, 2024, ServiceNow, Inc. (“ServiceNow” or the “Company”) issued a press release announcing financial results for the three months ended September 30, 2024.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information above, including Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of ServiceNow under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2024, the Board of Directors (the "Board") of the Company appointed Amit Zavery, age 53, as President, Chief Product Officer and Chief Operating Officer of the Company, effective October 28, 2024.

Mr. Zavery joins the Company from Alphabet Inc., a multinational technology company, where he served as VP/GM and Head of Platform, Google Cloud from March 2019. Prior to joining Google Cloud, Mr. Zavery served in various leadership roles at Oracle Corporation, a multinational computer technology company, from December 1994 to March 2019 - most recently as its Executive Vice President and Corporate Officer, Product Development. In addition, Mr. Zavery has served on the Board of Directors of Broadridge Financial Solutions, Inc., a financial technology company, since June 2019. Mr. Zavery studied electrical and computer engineering at the University of Texas at Austin, received his M.S. in information networking from Carnegie Mellon University and completed the Advanced Management Program at Harvard Business School.

In connection with his appointment, Mr. Zavery and the Company entered into an Employment Agreement dated September 17, 2024 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Zavery will receive an initial annual base salary of $900,000 and a target annual cash bonus opportunity equal to 125% of his base salary. The Employment Agreement further provides Mr. Zavery a sign-on cash bonus of $3,000,000, subject to repayment under certain conditions.

In addition, to replace the estimated value of outstanding equity from his prior employer that will be forfeited upon his departure, the Employment Agreement provides that Mr. Zavery is eligible to receive a grant of Company equity with a grant date value of $29,000,000 that will consist of a time-based restricted stock unit award (the “RSU Grant”) and a performance-based restricted stock unit award (the “PRSU Grant”). All of the outstanding equity Mr. Zavery forfeited had been subject solely to time-based vesting conditions.

The Employment Agreement provides that the number of shares of the Company’s common stock subject to the RSU Grant shall be equal to $23,200,000 divided by the average daily closing price of the Company’s common stock for the 20 trading days ending on the third day before the date of grant. The RSU Grant will vest as follows: 67% and 33% of the shares shall vest in equal quarterly installments on the quarterly anniversary of the grant date on each of the four quarters of 2025 and 2026, respectively, subject to Mr. Zavery’s continued employment with the Company through each vesting date. This vesting schedule was established based on the vesting schedule of the forfeited awards.

The number of shares of the Company’s common stock subject to the PRSU Grant shall be equal to $5,800,000 divided by the average daily closing price of the Company’s common stock for the 20 trading days ending on the third day before the date of grant. The PRSU Grant shall be subject to the same performance metrics and vesting schedule as the fiscal year 2024 performance-based restricted stock units granted to other executive officers of the Company, with 100% of the PRSU Grant to be measured on the two-year performance period running from January 1, 2024 through December 31, 2025, subject to Mr. Zavery’s continued employment with the Company through each vesting date.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

In addition, Mr. Zavery executed the Company’s standard form of indemnity agreement for officers, filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on February 27, 2015.

There are no arrangements or understandings between Mr. Zavery and any other persons, pursuant to which he was appointed President, Chief Product Officer and Chief Operating Officer. There are no family relationships among Mr. Zavery and any of the Company’s directors or executive officers. Mr. Zavery is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	10.1	Employment Agreement dated September 17, 2024, between the Company and Amit Zavery
	99.1	Press release dated October 23, 2024, announcing ServiceNow, Inc.'s financial results for the three months ended September 30, 2024
	99.2	Press release dated October 23, 2024, announcing the appointment of Amit Zavery as President, Chief Product Officer and Chief Operating Officer
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: October 23, 2024